UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT 1934

Date of Report (Date of earliest event reported): June 28, 2013

SELWAY CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-54527	27-4563770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Ford Road Suite 230 Denville, NJ	07834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(973) 983-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

Dismissal of McGladrey LLP; Engagement of BDO USA LLP

On June 28, 2013, Selway Capital Acquisition Corporation (the "Company") dismissed McGladrey LLP (“McGladrey”) as its independent registered public accounting firm and engaged BDO USA LLP (“BDO”) as its new independent registered public accounting firm. The decision to dismiss McGladrey and to retain BDO was approved by the Company's Board of Directors.

Other than indicating that there was substantial doubt about the Company’s ability to continue as a going concern, McGladrey’s report on the Company's consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2012 and 2011 and through June 28, 2013, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such period.

During the Company’s years ended December 31, 2012 and 2011 and through June 28, 2013, there were no “reportable events” (defined below) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided McGladrey with a copy of the foregoing disclosures and has requested that McGladrey review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”) as specified by Item 304(a)(3) of Regulation S-K. Attached as Exhibit 16.1 is a copy of McGladrey's letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

During the Company’s years ended December 31, 2011 and 2012 and through June 28, 2013, neither the Company nor anyone on its behalf consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event.

Dismissal of Thomas J. Harris, Certified Public Accountant

On June 28, 2013, the Company dismissed Thomas J. Harris, Certified Public Accountant (“Harris”), as the accounting firm for Healthcare Corporation of America, the Company’s subsidiary (“HCCA”). The decision to dismiss Harris was approved by the Company's Board of Directors.

Harris’s report on HCCA's consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2012 and 2011 and through June 28, 2013, there were no disagreements with Harris on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Harris’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such period.

During the Company’s years ended December 31, 2012 and 2011 and through June 28, 2013, there were no “reportable events” (defined below) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided Harris with a copy of the foregoing disclosures and has requested that Harris review such disclosures and provide a letter addressed to the SEC as specified by Item 304(a)(3) of Regulation S-K. Attached as Exhibit 16.2 is a copy of Harris's letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter of McGladrey LLP to the SEC dated July 3, 2013

16.2	Letter of Thomas J. Harris, Certified Public Accountant, to the SEC dated July 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELWAY CAPITAL ACQUISITION CORPORATION
Dated: July 3, 2013

	By:	/s/ Yoram Bibring
Name: Yoram Bibring
Title: Chief Financial Officer